EXHIBIT 4.1

NUMBER	SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 785135 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

S&W SEED COMPANY

Transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly Endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
TRANSFER ONLINE, INC.	[SEAL]
TRANSFER AGENT AND REGISTRAR		PRESIDENT

By:
AUTHORIZED SIGNATURE		SECRETARY

S&W SEED COMPANY

UPON WRITTEN REQUEST, THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, PREFERENCE, LIMITATIONS AND RELATIVE RIGHTS APPLICABLE TO THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED AND, WITH RESPECT  TO ANY PREFERRED OR SPECIAL CLASS THAT THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES, THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS FOR SHARES OF EACH SUCH SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors Act
JT TEN	—	as joint tenants with right
		of survivorship and not as			(State)
tenants in common
			UNIF TRF MIN ACT—		Custodian (until age )
				(Cust)		(Minor)
under Uniform Transfers to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FORM OF ASSIGNMENT

(TO BE SIGNED UPON ASSIGNMENT)

FOR VALUE RECEIVED,                                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________ attorney-in-fact To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.